UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 23, 2020

CROSSROADS LIQUIDATING TRUST

(Exact name of registrant as specified in its chapter)

Maryland	000-53504	82-6403908
(State or other jurisdiction Of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

128 N. 13th Street, #1100 Lincoln, Nebraska 68508 (Address of principal executive offices and zip code)

Registrant’s telephone number, including area code (402) 261-5345

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

Extension of Liquidating Trust’s Term

On June 23, 2020, the term of Crossroads Liquidating Trust (the “Trust”) was extended to terminate on or before December 31, 2020 (the “Extension”). The Trust was previously scheduled to terminate on June 23, 2020.

The Trustees have exercised provisions under the Liquidating Trust Agreement to extend the duration of the Trust to fulfil the purposes of the Trust as the COVID-19 pandemic has caused market disruptions and unforeseeable complications in liquidating the remaining three portfolio company investments.

The Trust has engaged a market advisory firm and continues its active efforts to sell the remaining trust assets.

A copy of the Liquidating Trust’s First Amendment to the Liquidating Trust Agreement is attached as Exhibit 10.1, and is incorporated herein by reference.

Cautionary Statement Regarding Forward-Looking Statements

This Form 8-K contains forward-looking statements that involve substantial risks and uncertainties. These forward-looking statements represent our current expectations, assumptions, estimates and projections regarding Crossroads Liquidating Trust, including estimates of the future cash distributions. These forward-looking statements are subject to substantial risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed in, or implied by, these forward-looking statements. Please refer to the Trust’s Annual Report on Form 10-K for the year ended December 31, 2019 for a description of the risks that may affect future results.

Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be materially inaccurate. In light of these and other uncertainties, the inclusion of forward-looking statements in this Form 8-K should not be regarded as a representation by us that these forward-looking statements will be achieved. Except as required by the federal securities laws, we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, to reflect events or circumstances occurring after the date of this Form 8-K.

Item 9.01	Financial Statements and Exhibits

Exhibit Number	Description of Exhibits

10.1	First Amendment to the Liquidating Trust Agreement, dated June 23, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROSSROADS LIQUIDATING TRUST

Date: June 23, 2020	By:	/s/ Ben H. Harris
Ben H. Harris
Administrator